                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2001


                              MID-STATE BANCSHARES
                              --------------------
                 (Name of Small Business Issuer in its Charter)


            CALIFORNIA                   000-23925               77-0442667
--------------------------------        -------------       -------------------
(State or Other  Jurisdiction of        (File Number)       (I.R.S. Employer
 Incorporation or Organization                              Identification No.)


  1026 GRAND AVE. ARROYO GRANDE, CA                             93420
-------------------------------------------          ------------------------
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number, including area code: (805) 473-7700
                                                           --------------

               ---------------------------------------------------
          (Former Name or Former Address, if changed since last report)

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ITEM 5.  OTHER EVENTS

                  Mid-State Bancshares ("Company"), Arroyo Grande, California, and its banking subsidiary, Mid-State Bank, ("Acquiror") entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") as of April 9, 2001 with Americorp ("Americorp"), Ventura, California, and its wholly owned subsidiary American Commercial Bank, ("Bank"), pursuant to which, among other things, (i) Bank would merge with and into Acquiror, (ii) Americorp would merge with and into Company, and (iii) the shareholders of Americorp will become shareholders of Mid-Sate Bancshares in accordance with the exchange ratio set forth in the Agreement, all subject to the terms and conditions specified in the Agreement.

         Consummation of the Agreement and the transactions contempleted thereby is subject to receipt of regulatory approvals, to approval by Americorp's shareholders as well as to the satisfaction of other conditions set forth in the Agreement.

         Additionally, in connection with the execution of the Agreement, Mid-State Bancshares received an option to purchase authorized and unissued shares of Americorp equal to 19.9% of Americorp's current outstanding shares (the "Stock Option"). The Stock Option is only exercisable under certain circumstances.

         A copy of the Agreement and the Stock Option are attached hereto as
Exhibit 2 and 10, respectively. A copy of the press release issued in connection with the execution of the Agreement is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 2.................Agreement to Merge and Plan of Reorganization
         Exhibit 10................Stock Option Agreement
         Exhibit 99................Press Release


                                         2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 9, 2001                       MID-STATE BANCSHARES



                                            By: /s/ JAMES G. STATHOS
                                                -------------------------------
                                                    James G. Stathos
                                                    Executive Vice President
                                                    Chief Financial Officer



                                            By: /s/ CARROL R. PRUETT
                                                ----------------------
                                                    Carrol R. Pruett
                                                    President and
                                                    Chief Executive Officer

                                       3

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                                  EXHIBIT INDEX
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

EXHIBIT NO.                      DESCRIPTION                          PAGE NO.
-----------                      -----------                          --------
     2           Agreement to Merge and Plan of Reorganization            5

     10          Stock Option Agreement                                  64

     99          Press Release                                           81

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